SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549





                          FORM 8-K/A(7)


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      October 4, 1995




                                 LYNCH CORPORATION



                Indiana               1-106                      38-1799862
(State or other jurisdiction        (Commission               (IRS Employer
      of Corporation)              file Number)         Identification  No.)



8 Sound Shore Drive, Suite 290, Greenwich, Connecticut           06830
       (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:    (203) 629-3333




  (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits


     This amends Form 8-K/A(1) filed by the Registrant on January 4, 1996, and filed by the Registrant with respect to an event occurring on October 4, 1995. The following pro forma financial information are contained herein:

     (b)  PRO FORMA UNAUDITED FINANCIAL INFORMATION

     1.   Pro forma Combined Condensed Balance Sheet as of September 30,
          1995

     2.   Notes to Pro Forma Combined Condensed Balance Sheet
          - Spinnaker Industries, Inc.

     3. Pro Forma Combined Condensed Statements of Income for the Nine Months ended September 30, 1995 and the Year Ended December 31, 1995

     4.   Notes to Pro Forma Combined Condensed Statements of Income
          - Spinnaker Industries, Inc.
          - Lynch Corporation




                            Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Lynch Corporation




                                        S/ROBERT E. DOLAN
                                          ROBERT E. DOLAN

Date:  May 14, 1996

                        LYNCH CORPORATION

PROFORMA FORMA COMBINED CONDENSED BALANCE SHEET AND STATEMENTS OF INCOME


The following unaudited pro forma combined condensed balance sheet and statements of income have been prepared from the historical results of the operations of both Lynch Corporation ("Lynch"), Spinnaker Industries, Inc. ("Spinnaker"), as of January 4, 1996, its 83.2% owned subsidiary and Central Products Company ("CPC"), a business unit of Unisource Worldwide, Inc. The pro forma balance is presented as if the acquisition occurred as of September 30, 1995. The pro forma statements of income reflect the combined revenues and expenses of Lynch and CPC as if the acquisitions had been consummated at the beginning of the period presented. The pro forma statement of income for the nine months ended September 30, 1995, includes the results of operations of Central Products Company for the period from January 1, 1995 to September 30, 1995. The allocations of purchase price to assets acquired and liabilities assumed, including related amortization, are based on preliminary estimates and may be adjusted when the final fair value allocations are determined. Included in the operations of Lynch for the year ended December 31, 1994 are the pro forma results of Brown-Bridge Industries, Inc., Spinnaker's 81% owned subsidiary, acquired on September 19, 1994, and USTC-Kansas, Inc., Lynch's wholly owned subsidiary, acquired on September 26, 1994 as if these acquisitions occurred as of January 1, 1994.


These statement should be read in conjunction with the historical financial statements of CPC included in the Form 8-K/A(1) on January 4, 1996, the historical financial statements of Lynch, included in its forms 10-K and 10-Q filed on March 30, 1995 and November 14, 1995, respectively, including the notes thereto, the historical financial statements of Brown-Bridge, the pro forma financial statements of Lynch giving effect to the Brown-Bridge acquisition included in Lynch's Form 8-K/A(1) as of September 19, 1994, and the notes to these unaudited pro forma combined condensed balance sheet and statements of income and the historical financial statements of USTC-Kansas Inc. acquisition included in Lynch's Form 8-K/A(2) of September 26, 1994.
The pro forma combined results are not necessarily indicative of the combined results of future operations.

LYNCH CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED BALANCE SHEET
SEPTEMBER 30, 1995
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
                           Lynch
                         Corporation                 Spinnaker
                          & Subs         CPC         Adjustments    Pro Forma
                         ----------     ----------   ----------     ----------

CURRENT ASSETS:
Cash and cash
 equivalents               $ 16,019       $   450                    $ 16,469
Marketable Securities        11,327                                    11,327
Receivables, net             45,582        11,611                      57,193
Inventories                  22,110        13,876        1,943(1)      37,929
Deferred income taxes         2,872                                     2,872
Other current assets          7,616         1,232          536(2)       9,384
                           --------      --------     --------       --------
  Total Current Assets     $105,526        27,169        2,479        135,174

Property, Plant &
  Equipment, net             67,441        21,659       15,091(3)     104,191

Investment in & advances to
 affiliated companies         3,498                                     3,498
Acquisition intangibles      25,049                     28,865(4)      53,914
Other assets                  5,057           213        1,900(5)       7,170
                           --------      --------     --------       --------
    Total Assets           $206,571       $49,041      $48,335       $303,947
                           ========      ========     ========       ========

CURRENT LIABILITIES:
Notes payable to banks     $  7,223                                  $  7,223
Trade accounts payable       17,725         5,829                      23,554
Accrued liabilities          25,755         2,314          700(8)      28,769
Current maturities of
  long-term debt             25,528                     42,483(7)      68,011
                           --------      --------     --------       --------
    Total current
      liabilities            76,231         8,143       43,183        127,557

Long-term debt               73,639                     41,250(9)     114,889
Deferred income taxes        10,397                      4,800(8)      15,197
Minority interests           12,130                                    12,130

Shareholders' Equity:
  Common stock                5,139        40,898      (40,898)(10)     5,139
  Additional paid-
    in capital                8,106                                     8,106
  Retained earnings          22,205                                    22,205
  Treasury stock             (1,276)                                   (1,276)
                           --------      --------     --------       --------
    Total shareholders'
    equity                   34,174        40,896      (40,896)        34,174
                           --------      --------     --------       --------
    Total liabilities and
      shareholder' equity  $206,571       $49,041      $48,335       $303,947
                            =======      ========     ========       ========




                    SPINNAKER INDUSTRIES, INC.
                   NOTES TO PRO FORMA COMBINED
                     CONDENSED BALANCE SHEET


(1) Inventory valuation adjustment to reflect inventory at estimated fair value versus historical cost which was based on the last-in, first-out method.

(2)  Purchase price adjustment due from seller.

(3) Valuation adjustment of property, plant and equipment based on preliminary appraisals. Includes on a pro forma basis a warehouse facility leased by CPC from seller that is under a separate contract to be acquired by Spinnaker in January 1996 for $1,750,000.

(4) Excess of purchase price, including estimated acquisition costs of $700,000, over the estimated fair value of net assets acquired.

(5)  Deferred financing costs.

(6)  Acquisition costs payable.

(7) Current maturities of debt incurred in connection with acquisition. Includes $25,000,000 due under subordinated promissory note due to seller with maturity of December 1999, but which may be put to the Company four months after the acquisition. (Terms of the acquisition indebtedness are more fully described in Form 8-K of October 4, 1995.)

(8) Deferred tax liability for differences between the book and tax basis of acquired assets and assumed liabilities.

(9) Long-term debt incurred to finance acquisition includes $1,750,000 to be incurred in connection with the acquisition of a warehouse facility from the seller in January 1996.

(10) Elimination of equity of acquired company.


LYNCH CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                     Lynch
                     Corporation             Spinnaker    Lynch
                     & Subs        CPC       Adjusts.     Adjusts.   Pro Forma
                     --------    ---------   ---------   ---------   ---------

SALES AND REVENUES:
  Multimedia         $ 17,503                                         $ 17,503
  Services             91,608                                           91,608
  Manufacturing       119,097      91,269                              210,366
                     --------    --------     --------    --------    --------
                      228,208      91,269            0           0     319,477
                     --------    --------     --------    --------    --------
Costs and Expenses:
  Multimedia           13,066                                           13,066
  Services             82,598                                           82,598
  Manufacturing        93,687      75,071      (2,034)(A)              166,724
  Selling and
   Administrative      25,782      11,731      (1,475)(B)    500(a)     36,038
                     --------    --------    --------    --------     --------
                      215,133      86,820      (3,509)         0       298,428
                      -------    --------    --------    --------     --------
Operating profit       13,075       4,467       3,509          0        21,051
Other income
  Investment income     2,197                                            2,197
  Interest income      (6,726)                 (6,612)       500       (12,638)
  Share of operations
   of Affiliated
   Companies              (60)                                             (60)
  Gain on sales
   of subsidiary
   and Affiliate stock     59                                               59
                     --------    --------    --------    --------     --------

INCOME BEFORE INCOME
TAXES AND MINORITY
INTERESTS               8,545      4,467       (3,103)       500        10,409
Provision for
 income taxes          (3,383)    (1,768)       1,209(10)   (170)(b)    (4,112)
Minority interests     (1,588)                              (135)(c)    (1,723)
                     --------   --------     --------    --------      --------
NET INCOME              3,674      2,699       (1,894)       195         4,574
                     ========   ========     ========   ========      ========
Weighted average
 shares and share
 equivalents        1,409,000                                        1,409,000

Earnings per share   $   2.54                                         $   3.25


(A) Adjustment Number:   3      (1,425)
                         4        (425)
                         5        (184)
                                ------
                                (2,034)
                                ======

(B) Adjustment Number:   3        (975)
                         5         (32)
                         6         865
                         7      (1,333)
                                ------
                                (1,475)
                                ======

(C) Adjustment Number:   8        (500)
                         9      (6,112)
                                ------
                                (6,612)
                                ======


LYNCH CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
                       Pro forma
                       Lynch
                       Corporation           Spinnaker   Lynch
                       & Subs(d)   CPC       Adjusts.    Adjusts.    Pro Forma
                      --------    ---------  ---------   ---------   ---------

SALES AND REVENUES:
  Multimedia          $ 22,518                                        $ 22,518
  Services             101,880                                         101,880
  Manufacturing        131,148    108,842                              239,990
                      --------   --------    --------    --------     --------
                       255,546    108,842           0           0      364,388
                      --------   --------    --------    --------     --------
Costs and Expenses:
  Multimedia            16,453                                          16,453
  Services              92,155                                          92,155
  Manufacturing        108,097     90,239      (2,137)(A)              196,199
  Selling and
    Administrative      24,292     13,924      (2,584)(B)               35,632
                      --------   --------    --------    --------     --------
                       240,997    104,163      (4,721)          0      340,439
                      --------   --------    --------    --------     --------
                        14,549      4,679       4,721           0       23,949
  OPERATING PROFIT
Other income (expense):
  Investment income      2,332                                           2,332
  Interest expense      (8,799)                (8,322)(C)     500(a)   (16,621)
  Share of operations
    of Affiliated
    Companies             (301)                                           (301)
  Gain on sales of
   subsidiary and
   affiliate stock         190                                             190
                      --------   --------     --------   --------     --------

INCOME BEFORE INCOME
  TAXES, MINORITY
  INTERESTS AND EXTRA-
  ORDINARY ITEM          7,971     4,679       (3,601)       500         9,549
Provision for
 income taxes           (3,124)   (1,825)       1,334 (10)  (170)(b)    (3,785)
Minority interests      (1,685)                              (99)(c)    (1,784)
                      --------  --------     --------    --------     --------
INCOME BEFORE EXTRA-
 ORDINARY ITEM           3,162     2,854       (2,267)        231        3,980
                      ========   ========     ========    ========     ========
Weighted average
 shares and share
  equivalents        1,337,000                                       1,337,000

Income before extra-
    ordinary item:
Primary E.P.S.        $   2.37                                       $    2.98
Fully diluted E.P.S.  $   2.22                                       $    2.72


(A) Adjustment Number:   3      (1,900)
                         4         236
                         5        (473)
                                ------
                                (2,137)
                                ======

(B) Adjustment Number:   3      (1,300)
                         5         (83)
                         6       1,150
                         7      (2,351)
                                ------
                                (2,584)
                                ======

(C) Adjustment Number:   8        (500)
                         9      (7,822)
                                ------
                                (8,322)
                                ======


                    SPINNAKER INDUSTRIES, INC.
         NOTES TO PRO FORMA COMBINED STATEMENTS OF INCOME

(1) The historical financial statement of Spinnaker for the year ended December 31, 1994 include on a pro forma basis, the results of operation of Spinnaker's 81% owned subsidiary, Brown-Bridge Industries, Inc., for The period from January 1, 1994 through September 19, 1994 (date of acquisition of Brown-Bridge) as if it were acquired as of January 1, 1994. Included in Spinnaker's results of operations, are $84,470,000 of net sales and $909,000 of net income related to Brown-Bridge for such period on a pro form basis.

(2) The pro forma income statements for the year ended December 31, 1994 reflect historical financial statement of CPC for its fiscal year ended September 30, 1994. The pro forma income statement for the nine months period ended September 30,1995, reflect the results of CPC for the period ended January 1, 1995 to September 30, 1995.

(3) Operating cost of Linden plant which was closed by seller in 1995 and was not acquired. Sales previously supplied by the Linden plant will be fulfilled from the acquired facilities.

(4) Adoption of the first-in, first-out method of inventory valuation from The last-in, first-out (LIFO) method.

(5) Depreciation adjustment on accrued plant, property and equipment, including depreciation of The leased facility to be purchased from seller.

(6)     Amortization of good will over a period of 25 years.

(7) Reduction of management and royalty fees and warehouse rentals paid by CPC to its parent.

(8) Guaranty fee payable to Spinnaker's parent (Lynch Corporation) in connection with acquisition indebtedness. Lynch owns 83% of Spinnaker's outstanding stock and has agreed to guarantee a $25 million note payable to Alco for a four month period at .5% of The principal amount per month ($125,000 per month).

(9) Interest expense and amortization of deferred financing fees on deb incurred in connection with the acquisition. Approximately $52 million of The debt bears interest at a floating rate. A 1% change in The index would increase (decrease) interest expense $520,000 on an annualized basis.

(10) Tax effect on a pro forma combined earnings at Spinnaker's effective rate.

                LYNCH CORPORATION AND SUBSIDIARIES
                        NOTES TO PRO FORMA
                        COMBINED CONDENSED
                       STATEMENT OF INCOME


(a)     To reverse guarantee fee recorded by Spinnaker.

(b)     To recorded tax effect on (a).

(c) To record a minority interest effect of pro forma adjustments to Spinnaker's Financial Statements.

(d) The historical financial statements of Lynch Corporation for the year ended December 31,1994, included on a pro forma basis of the results of operations of Brown-Bridge Industries for the period from January 1, 1994 through September 19, 1994 (date of acquisition of Brown-Bridge) and USTC-Kansas, Inc. for the period from January 1, 1994 through September 26, 1994 (date of acquisition of USTA-Kansas, Inc.)as if they were acquired on January 1, 1994. See attached Pro Forma Combined
                Condensed Statement of Income.

LYNCH CORPORATION AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT ON INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                      ProForma
                  Lynch   Note(1)  Note (1)  Note(1)  Note(2)          Lynch
                  Corp.   Brown-   Spinnaker Lynch    USTA    Note(2)  Corp.
                  & Subs  Bridge   Adjusts.  Adjusts. Kansas  Adjusts. & Subs
                 -------  -------  -------   -------  ------- -------  -------

SALES AND REVENUES:
 Multimedia       $20,144                             $2,374           $22,518
 Services         101,880                                              101,880
 Manufacturing     66,678 $64,470                                      131,148
                  ------- -------  -------   -------  ------- -------  -------
                  188,702  64,470        0         0   2,374        0  255,546

Costs and Expenses:
 Multimedia        14,259                              2,111       83   16,453
 Services          92,155                                               92,155
 Manufacturing     50,044  58,779     (726)                            108,097
 Selling and
   administrative  21,449   3,443     (600)                             24,292
                  -------  -------  -------  -------  -------  ------  -------
                  177,907  62,222   (1,326)        0    2,111      83  240,997
                  -------  -------  -------  -------  -------  ------  -------
OPERATING PROFIT   10,795   2,248    1,326         0      263     (83)  14,549
Other income
  (expense):
 Investment income  2,446              (93)      (35)      75     (61)   2,332
 Interest expense  (6,526)          (1,666)      126     (660)    (73)  (8,799)
 Share of operations
   of affiliated
   companies         (301)                                                (301)
 Gain on sales of
  subsidiary and
  affiliate stock     190                                                  190
                  -------  -------  -------  -------  -------  ------  -------

INCOME BEFORE INCOME TAXES,
 MINORITY INTERESTS
 AND EXTRA-
 ORDINARY ITEM      6,604    2,248    (433)      91     (322)   (217)    7,971
Provision for
  income taxes     (2,652)    (917)    260      (31)             216    (3,124)
Minority interests (1,360)            (249)     (76)                    (1,685)
                  -------  -------  -------  -------  -------  ------- -------

INCOME BEFORE EXTRA-
 ORDINARY ITEM     $2,592   $1,331   ($422)    ($16)    ($322)    ($1)  $3,162


Weighted average
 shares and share
 equivalents     1,337,000                                           1,337,000

Income before extra-
 ordinary item:

Primary E.P.S.    $  1.94                                                $2.37

Fully diluted
  E.P.S.          $  1.88                                                $2.22

NOTES:

(1) The results of Brown-Bridge Industries Inc. and associated adjustments for Spinnaker and Lynch were filed in a Form 8-K/A(1) on December 2, 1994, amending a Form 8-K which was originally filed on October 3, 1994.

(2) The results of USTC-Kansas Inc. and associated adjustments were file in a Form 8-K/A(2) on January 5, 1995, amending a Form 8-K which was originally filed on October 7, 1994.